UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2016

OAXCA RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-196921	36-4752858
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7458 Allison Place, Chilliwack, British Columbia, Canada  V4Z 1J7
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 778.823.3104

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 19, 2016, our board of directors amended our company’s bylaws to reduce the quorum of shareholders at any meeting of shareholders from 50% to 10% of the issued and outstanding shares.
The above description of the amended Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the amended Bylaws of our company, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
3.1	Amended Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAXACA RESOURCES CORP.

By:

/s/ Devon Loosdrecht
Devon Loosdrecht
President, Secretary, Treasurer
Chief Executive Officer, Chief Financial
 Officer and a director

Date: July 26, 2016

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